U. S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2004

MORTON INDUSTRIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-13198	38-0811650
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1021 West Birchwood, Morton, Illinois 61550
(Address of principal executive offices) (Zip Code)

(309-266-7176)
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
SIGNATURES
Text of Section 11

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On December 8, 2004, the Company’s board of directors amended Article III of the Company’s bylaws by adding a new Section 11, which creates the position and defines the responsibilities of the Lead Independent Director. The amendment was effective immediately, and the board of directors elected Mark W. Mealy to serve in the new position until the board of directors’ meeting following the Company’s next annual meeting. The Lead Independent Director will thereafter serve terms of one year. Exhibit 99.1 to this Form 8-K contains the text of Section 11.

Exhibit 99.1

Text of Section 11 of Article III of the Bylaws of Morton Industrial Group, Added by Amendment on December 8, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTON INDUSTRIAL GROUP, INC.
Date: December 14 , 2004	By:	/s/ Rodney B. Harrison
Rodney B. Harrison
Vice President of Finance